UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2002

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10700 Bren Road West
Minnetonka, MN 55343
(Address of principal executive offices)

(952) 933-4666
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-23.1 Consent of Ernst & Young, LLP
EX-99.2 Consolidated Balance Sheet for Year Ended
EX-99.3 Consolidated Balance Sheet for Nine Months
EX-99.4 Unaudited Pro Forma Financial Information

Item 2. Acquisition or Disposition of Assets.

     This Form 8-K/A is being filed to amend the Form 8-K filed on January 6, 2003 by American Medical Systems Holdings, Inc. (“AMS Holdings”) to include the financial statements and financial information referred to in Item 7 below which relate to the acquisition of Cryogen, Inc., a California Corporation (“Cryogen”) by American Medical Systems, Inc. (“AMS”), a wholly owned subsidiary of AMS Holdings.

     On December 30, 2002, AMS completed the previously announced acquisition of Cryogen. Pursuant to the Agreement and Plan of Merger, dated as of December 13, 2002, among AMS, Snowball Acquisition Corp., a California corporation and wholly owned subsidiary of AMS (“Merger Subsidiary”), Cryogen and Robert Knarr, as Shareholders’ Representative, Merger Subsidiary merged with and into Cryogen, with Cryogen surviving and continuing as a wholly-owned subsidiary of AMS.

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired. The financial statements of Cryogen are attached hereto as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

     (b)  Pro forma financial information. The pro forma financial information is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

     (c)  Exhibits. The following materials are filed as exhibits to this current report on Form 8-K/A.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 13, 2002, among American Medical Systems, Inc., Snowball Acquisition Corp., Cryogen, Inc. and Robert Knarr (previously filed with the Securities and Exchange Commission as an exhibit to AMS Holding’s Report on Form 8-K filed on December 17, 2002 and incorporated herein by reference).
2.2	First Amendment to Agreement and Plan of Merger, dated as of December 18, 2002, among American Medical Systems, Inc., Snowball Acquisition Corp., Cryogen, Inc. and Robert Knarr (previously filed with the Securities and Exchange Commission as an exhibit to AMS Holding’s Report on Form 8-K filed on January 6, 2003 and incorporated herein by reference).
23.1	Consent of Ernst & Young LLP, Independent Auditors.
99.1	Press Release of American Medical Systems, Inc. issued January 2, 2003 (previously filed with the Securities and Exchange Commission

Exhibit No.	Description

as an exhibit to AMS Holding’s Report on Form 8-K filed on January 6, 2003 and incorporated herein by reference).
99.2	Consolidated balance sheet of Cryogen as of December 31, 2001, and the statements of operations, shareholders’ equity and cash flows for the year then ended.
99.3	Consolidated balance sheets of Cryogen as of December 31, 2001 and September 30, 2002 and the consolidated statements of operations and cash flows for the nine months then ended.
99.4	Unaudited pro forma financial information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC

By:	/s/ M. James Call

M. James Call
Executive Vice President and Chief Financial Officer

Dated: March 17, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 13, 2002, among American Medical Systems, Inc., Snowball Acquisition Corp., Cryogen, Inc. and Robert Knarr (previously filed with the Securities and Exchange Commission as an exhibit to AMS Holding’s Report on Form 8-K filed on December 17, 2002 and incorporated herein by reference).
2.2	First Amendment to Agreement and Plan of Merger, dated as of December 18, 2002, among American Medical Systems, Inc., Snowball Acquisition Corp., Cryogen, Inc. and Robert Knarr (previously filed with the Securities and Exchange Commission as an exhibit to AMS Holding’s Report on Form 8-K filed on January 6, 2003 and incorporated herein by reference).
23.1	Consent of Ernst & Young LLP, Independent Auditors.
99.1	Press Release of American Medical Systems, Inc. issued January 2, 2003 (previously filed with the Securities and Exchange Commission as an exhibit to AMS Holding’s Report on Form 8-K filed on January 6, 2003 and incorporated herein by reference).
99.2	Consolidated balance sheet of Cryogen as of December 31, 2001, and the statements of operations, shareholders’ equity and cash flows for the year then ended.
99.3	Consolidated balance sheets of Cryogen as of December 31, 2001 and September 30, 2002 and the consolidated statements of operations and cash flows for the nine months then ended.
99.4	Unaudited pro forma financial information.